UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2026 (January 7, 2026)

Cuentas, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54923	20-3537265
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

235 Lincoln Rd., Suite 210

Miami Beach, FL

(Address of principal executive offices)

33139

(Zip Code)

305-537-6832

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value

Warrants, each exercisable for one share of Common Stock

(Title of class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

World Mobile Media Group LLC joint venture (January 7, 2026).

On January 7, 2026, Cuentas, Inc. (the “Company”) entered into a Limited Liability Company Agreement (“LLC Agreement”) with Tummo Road LLC (“Tummo”) as members of World Mobile Media Group LLC (the “JV” or the “Company LLC”), a Delaware limited liability company (World Mobile Media Group LLC) which the parties intend to form by filing a certificate of formation by January 21, 2026. The JV is intended to operate an internet-delivered “over-the-top” media and digital content platform and will operate publicly as “World Mobile Media” or “WMM,” including a continuous programming channel known as “WMM 24/7.”

The Company will hold a 51% membership interest and Tummo will hold a 49% membership interest.

Under the LLC Agreement, the Company will designate one (1) individual and Tummo will designate one (1) individual to serve as the two “Managing Members,” who will jointly manage the JV’s day-to-day operations. ￼ Certain major actions require prior written consent of members holding at least 66 2/3% of the membership interests, including specified mergers, acquisitions, dissolutions, or certain dispositions/licenses of company assets (as described in the agreement) and changes to allocations/distributions or tax treatment.

Net income and loss are allocated 51% to the Company and 49% to Tummo, and the agreement states that the determination of net income and loss for each quarterly fiscal period (and related financial statements) will be subject to review and approval by the Company’s Board of Directors prior to final allocation. The JV is also required to provide members unaudited quarterly financial statements within 30 days of quarter-end and audited annual financial statements within 90 days of year-end, and to maintain records accessible electronically to members.

The agreement includes restrictions on transfers of membership interests (generally requiring the other member’s prior written consent), and provides for dispute resolution through mediation followed by binding, expedited arbitration administered by the American Arbitration Association in Dover, Delaware.

The agreement also states that Tummo “shall assist to coordinate a Securities Purchase Agreement for a total $400,000 in cash, payable to Cuentas, of which $150,000 will be made available to World Mobile Media Group LLC.”

The foregoing description of the LLC Agreement is qualified in its entirety by reference to the full text of the agreement filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Limited Liability Company Agreement of World Mobile Media Group LLC..
10.2	Exhibits
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: January 12, 2026	By:	/s/ Shalom Arik Maimon
Shalom Arik Maimon
Chief Executive Officer

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